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                     MARQUETTE CAPITAL BANK, N.A. - GUARANTY

                                                          Minneapolis, Minnesota
                                                          Date: November 4, 1999

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of and to induce financial accommodations of any kind, with or without security, given or to be given or continued at any time and from time to time by Marquette Capital Bank, NA. (hereinafter called the "Bank") to or for the account of August Technology Corporation (hereinafter called the "Borrower"), the undersigned guarantor (called the "Guarantor") absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the following (called the "Indebtedness"):

         Any and all debts, obligations and liabilities of the Borrower (and any and all successors of the Borrower) to the Bank, including but not limited to all principa4 interest and other charges, fees, expenses and amounts, now or hereafter existing, absolute or contingent, independent joint several or joint and several, secured or unsecured, due or to become due, con or tortious, liquidated or unliquidated arising by assignment or otherwise, including without limitation all indebtedness, obligations and liabilities owed by the Borrower (and any and all successors of the Borrower) as a member of any partnership, syndicate, association or other group,, and whether incurred by the Borrower (or any successor of the Borrower) as principal, surety, endorser, guarantor, accommodation party or otherwise.

         Notwithstanding the aggregate amount of Indebtedness which able at any time or from time to time, the liability of the Guarantor hereunder shall not exceed the principal sum of $500,000 plus accrued interest thereon and the costs, expenses and attorneys' fees described herein. Such liability shall not be released, impaired or affected if at any time the Indebtedness exceeds that amount, and the Bank may apply first in payment of such excess all stuns received from the Borrower, from security for the Indebtedness, or from any other source without releasing, impairing or affecting such liability. If the liability of the Guarantor is limited by this p h, any payment made by the Guarantor under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written statement received by the advising the Bank that such payment is made under this guaranty for such purpose.

         The Bank may at any time and from time to time, without consent of or notice to the Guarantor, without incurring responsibility to the Guarantor, without releasing, impairing or affecting the liability of the Guarantor hereunder, upon or without any terms or conditions, and in whole or in part: (1) sell pledge, surrender, compromise, settle, release, renew, subordinate, extend, alter, substitute, exchange, change, modify or otherwise dispose of or deal with in any manner and in any order any Indebtedness, any evidence thereof or any security or other guaranty therefor, (2) accept any security for or other guarantors of any Indebtedness; (3) fail neglect or omit to obtain, realize upon or protect any Indebtedness or any security therefor, to exercise any lien upon or right to any money, credit or property toward the liquidation of the Indebtedness, or to exercise any other right against the Borrower, the Guarantor, any other guarantor or any other person or entity; and (4) apply any payments and credits to the



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Indebtedness in any manner and in any order. No act, omission or thing, except full payment and discharge of the Indebtedness, which but for this provision could act as a release or impairment of the liability of the Guarantor hereunder, shall in any way release, impair or otherwise affect the liability of the Guarantor hereunder, and the Guarantor waives any and all defenses of the Borrower pertaining to the Indebtedness, any evidence thereof, and any security therefor, except the defense of discharge by payment. The failure of any person or entity to execute this or any other guaranty shall not release, impair or affect the liability of the Guarantor hereunder. This guaranty is a primary obligation of the Guarantor and the Bank shall not be required to resort for payment of the Indebtedness to the Borrower or any other person or entity, their properties or estates, or any security or other rights or remedies whatsoever. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other person or entity for such deficiency is discharged pursuant to statute, judicial decision or otherwise.

         The liability of the Guarantor under this guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Bank, as guarantor or otherwise, without any limitation as to amount, unless the writing evidencing or creating such other liability specifically provides to the contrary. If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including without limitation the bankruptcy, insolvency or reorganization of the Borrower or any other person or entity), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         The Guarantor waives: (1) notice of acceptance of this guaranty and of the creation and existence of the Indebtedness; (2) presentment, demand for payment, notice of dishonor, notice of nonpayment and protest of any instrument evidencing the Indebtedness; and (3) all other demands and notices to the Guarantor or any other person or entity and all other actions to establish the liability of the Guarantor hereunder. The Guarantor consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this guaranty or any transaction or matter relating to this guaranty, waives any argument that venue in such forums is not convenient and agrees that any litigation initiated by the Guarantor against the Bank in connection with this guaranty or any transaction or matter relating to this guaranty shall be venued in either the Minnesota District Court of the county where the Bank is located, or the United States District Court, District of Minnesota.

         The Guarantor hereby agrees that the Bank shall have no duty to advise the Guarantor of information now or hereafter known to the Bank regarding the financial or other condition of the Borrower or any other person or entity primarily or secondarily liable on the Indebtedness or regarding any circumstance bearing on the risk of nonpayment of the Indebtedness. The Guarantor acknowledges and agrees that the Guarantor has conducted its own investigation of the business and affairs of the Borrower and any other person or entity primarily or secondarily liable on the Indebtedness to its satisfaction, has not relied and will not rely on any information provided by the Bank in determining whether to enter into or continue this guaranty, and is and will continue to remain informed of the Borrower's financial condition, the status and financial



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condition of other guarantors, if any, and all other circumstances which bear upon the risk of nonpayment of the Indebtedness.

         All property of the Guarantor now or hereafter in the possession, control or custody of or in transit to the Bank for any purpose, including without limitation the balance of every account of the Guarantor with and each claim of the Guarantor against the Bank, shall be subject to a lien and security interest in favor of the Bank, as security for all liabilities of the Guarantor to the Bank, and shall be subject to be set off against any and all such liabilities, and the Bank may at any time and from time to time at its option and without notice appropriate and apply any such property toward the payment of any and all such liabilities.

         The Guarantor agrees to promptly provide the Bank from time to time the following, all in form and substance acceptable to the Bank:

         At least once every 12 months and as otherwise requested by the Bank, the current signed personal financial statement of the Guarantor.

         Within 45 days after the same are filed with the United States Internal Revenue Service, the annual federal income tax returns of the Guarantor, and all schedules, attachments and amendments to such returns.

         The Guarantor also agrees to promptly provide the Bank from time to time with such other information respecting the condition (financial and otherwise), business and property of the Guarantor as the Bank may request, in form and substance acceptable to the Bank.

         The Guarantor waives all claims, rights and remedies which the Guarantor may now have or hereafter acquire against any person or entity at any time now or hereafter liable to payment of any of the Indebtedness and as to any collateral security, including but not limited to all claims, rights and remedies of contribution, indemnification, exoneration, reimbursement recourse and subrogation, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, whether or not the Indebtedness has been fully paid, and all payments and recoveries under this guaranty shall be considered equity investments by the Guarantor in the Borrower, provided, nothing contained in this guaranty shall deprive the Guarantor of any claim, right or remedy, after the Indebtedness has been fully paid, against any person or entity other dm the Borrower. No delay or failure by the Bank in exercising any right, and no partial or single exercise thereof shall co a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this guaranty shall be effective unless the same is in writing duly executed by the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall not impair or affect the rights of the Bank or the provisions of this guaranty in any other respect at any other time. This guaranty shall continue until written notice of revocation of this guaranty, executed by the Guarantor, has been received by the Bank; provided, no revocation of this guaranty shall affect in any manner any liability of the Guarantor under this guaranty with respect to Indebtedness arising before the Bank receives such written notice of revocation, and the sole effect of revocation of this guaranty shall be to exclude from this guaranty Indebtedness thereafter arising which is unconnected with Indebtedness theretofore arising or transactions theretofore entered into.



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         Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof and to this end the provisions of this guaranty are declared to be severable. This guaranty shall bind the Guarantor and the heirs, representatives, successors and assigns of the Guarantor, and of each o them respective an s all benefit the Bank, its successors and assigns. This guaranty shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         THE GUARANTOR REPRESENTS AND WARRANTS TO THE BANK AND AGREES THAT THE GUARANTOR HAS READ ALL OF THIS GUARANTY AND UNDERSTANDS ALL OF THE PROVISIONS OF TIES GUARANTY.



                                               _______________________________
                                               Jeff O'Dell
                                               11128 Rhode Island Avenue South
                                               Bloomington, Minnesota 55438



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